UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): February 2, 2010
FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	000-49733	81-0331430

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

401 North 31st Street, Billings, MT	59116

(Address of principal executive offices)	(Zip Code)
(406) 255-5390

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On January 28, 2010, the Board of Directors of First Interstate BancSystem, Inc. (the “Registrant”) adopted the Amended and Restated Bylaws of the Registrant, which make some clarifying language and section changes and which amend the Restated Bylaws of the Registrant in the following material respects:
     1. Under Section 2.3, a special meeting of the shareholders may also be called by the Chief Executive Office of the corporation.
     2. Under Section 2.4, no notice of shareholders’ meeting is required to be given to any shareholder to whom (a) notice of two consecutive annual meetings or (b) at least two dividend payments (if sent first class mail) have been mailed addressed to such person at such person’s address as shown on the records, and have been returned undeliverable.
     3. Section 2.8 provides that shareholders’ meetings will be presided over by the Chairman of the Board or, in absence thereof, by the Vice Chairman of the Board or, in the absence thereof, any officer designated by the Chairman of the Board or, in the absence thereof, any officer of the corporation. The Board is directed to appoint one or more inspectors to act at the shareholders’ meetings and to make a written report. The Board is also entitled to make such rules and regulations for the conduct of shareholders’ meetings as it shall deem necessary, appropriate or convenient. The chairman of the meeting shall also have the right and authority, subject to any rules and regulations made by the board, to prescribe rules, and to do all acts as the chairman, in his or her judgment deems necessary, appropriate or convenient for the conduct of the meeting.
     4. Section 2.10 requires that all actions by shareholders be taken at duly called annual or special meetings of shareholders and not by written consent of the shareholders, unless provided by applicable law.
     5. Under Section 2.14, for matters of business to be properly brought before an annual meeting of shareholders by a shareholder, the shareholder must be a shareholder of record of the date the shareholder gives notice of the proposed item of business and on the record date for shareholders entitled to vote at the annual meeting. The notice of the proposed item of business must be given no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting. To be in proper form, the notice must include the name and record address of the shareholder who intends to propose the item of business and the class and number of shares of the corporation owned by the shareholder, a representation that the shareholder is a holder of record and intends to appear in person or by proxy at the meeting at which the item of business will be introduced, a brief description of the item of business, disclosure of any material interest of the shareholder in the item of business, and any other information that is required to be provided by the shareholder pursuant to Regulation 14A of the Securities Exchange Act of 1934. In addition, with respect to the shareholder proposal in the proxy statement and form of proxy for a shareholders’ meeting, the shareholder proposing the item of business must comply with all the requirements of the Securities Exchange Act of 1934, and the regulations promulgated thereunder.
     6. Under Section 2.15, only persons whose nominations are specified in the notice of meeting or made by or at the direction of the Board will be eligible for election as directors of the corporation. The chairman of the meeting shall make the determination that any nomination has been properly made.

     7. Section 3.2(d) in the prior Restated Bylaws that provides that a director was required to resign if the director’s principal position, status or employment substantially changes has been deleted.
     8. Under Section 3.7, special meetings of the Board of Directors may also be called by the Vice Chairman of the Board, the Chief Executive Officer, the President or any two directors, in addition to the Chairman of the Board.
     9. A new Section 3.14 has been added, which provides that if shares of capital stock of the corporation are listed on The NASDAQ Stock Market or the New York Stock Exchange the corporation will comply with the corporate governance rates and requirements of NASDAQ or the NYSE. In addition, if the holders of the requisite voting power notify the corporation of their election to cause the corporation to rely upon the applicable “controlled company” exemption, the corporation and the Board may adopt any and all measures permitted by the control company exemption.
     10. A new Article IV was adopted and the prior Section 3.15 was deleted with respect to Committees of Directors. Under Section 4.1, the Board may designate committees, each committee to consist of two or more directors. In addition, the Chairman of the Board or the Vice Chairman of the Board may designate one or more directors, on a temporary basis, to assist in the performance or discharge of any powers or duties of the Board or any committee thereof. Under Section 4.2 and 4.3, the committees are to keep minutes and their meetings and actions are governed by the same provisions that govern meetings of the Board of Directors.
     11. A new Section 4.4 was adopted which provides that the Board shall establish an Executive Committee whose principal purpose will be to function and act on behalf of the Board with respect to any and all matters between regularly scheduled Board meetings, particularly with respect to critical and time sensitive matters. The Executive Committee will also assist the Board in carrying out its responsibility to monitor the corporation’s capital management policy.
     12. A new Section 4.5 was added which requires the Board to establish a Credit Committee whose principal duties will be to advise the Chief Credit Officer in the establishment of a loan portfolio and credit policies that will assure the safety of depositors’ money, earn sufficient income to provide an adequate return on capital, and enable communities in the corporation’s market to prosper.
     13. A new Section 4.6 was added which requires the Board to establish an Audit Committee whose principal duties will be to oversee the corporation’s and its subsidiaries accounting and financial reporting processes, internal systems of control, independent auditor relationships, and audits of consolidated financial statements of the corporation and its subsidiaries. The Audit Committee will also determine the appointment of the corporation’s independent auditors, and ensure the independence of the auditors.
     14. A new Section 4.7 was added which requires the Board to establish a Governance and Nominating Committee whose principal duties will be to assist the Board in identifying prospective board members, to recommend a slate of directors to the Board for its approval of the slate to propose to the shareholders, and to develop and recommend governance principles applicable to the corporation to the Board.
     15. A new Section 4.8 was added which requires the Board to establish a Compensation Committee whose principal duties will be to review employee compensation policies and programs as well as compensation for the Chief Executive Officer, and to recommend to the Board a compensation program for outside Board members.

     16. Under a revised Section 5.1, the Board shall also appoint a Chief Credit Officer and a Treasurer, and is also authorized to appoint other officers, including but not limited to, chief operating officer, chief banking officer, chief accounting officer, chief information office, chief legal officer, chief compliance or regulatory officer, and branch administration officer.
     17. A new Section 5.11 was added to provide for a Chief Credit Officer who shall supervise, administer and implement the credit program, policies, and procedures of the corporation. The Chief Credit Officer shall also monitor the corporation’s loan portfolio consistent with applicable guidelines, laws and regulations.
     18. A new Section 5.14 was added to provide for a Treasurer who shall keep and maintain, or cause to be kept and maintained, adequate and current books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The Treasurer shall also deposit all monies of the corporation with designated depositaries, and shall disburse funds of the corporation as ordered by the Board.
     19. A new Section 7.3 was added that permits the corporation to issue uncertificated shares. If the Board authorizes the issuance of uncertificated shares, the corporation will, within a reasonable time after issuance or transfer of shares without certificates, send to each shareholder a written statement of the information that would be required on certificates representing shares as required by Montana law. In addition, at any time during which shares of the corporation’s capital stock are listed for trading on either NASDAQ or the NYSE, the corporation shall ensure that all such listed securities are eligible for a “Direct Registration Program” operated by a clearing agency registered under Section 17A of the Securities Exchange Act of 1934. A “Direct Registration Program’ is a program whereby a shareholder may have securities registered in the shareholder’s name on the books of the corporation or its transfer agent or registrar without the need for a physical certificate to evidence ownership.
     20. A new Section 7.5 describes the procedure for replacing a lost certificate. The corporation may require a shareholder of a lost, stolen or destroyed certificate to give the corporation a bond to indemnify it against claims made against the corporation on account of the lost, stolen or destroyed certificate.
     21. Section 7.4 of the Restated Bylaws was deleted and a new Article VIII regarding indemnification of directors and officers was added.
     22. Under new Section 8.1, the corporation shall indemnify to the fullest extent permitted by Montana law, any person who is a party or threatened to be made a party because the person was an officer or director of the corporation or a subsidiary of the corporation if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation.
     23. Under new Section 8.2, the corporation shall indemnify to the fullest extent permitted by Montana law, any person who is a party or is threatened to be made a party in any suit by or in the right of the corporation upon the same conditions as in Section 8.1.
     24. Under new Section 8.3, indemnification shall only be made if a determination that indemnification is proper and that the person to be indemnified has met the standard of care in Sections 8.1 or 8.2 by (i) a majority vote of directors who are not parties to the suit, (ii) a committee of such directors designated by a majority vote of the directors, (iii) an independent legal counsel in a written opinion or (iv) by the shareholders.

     25. Under new Section 8.4,. a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, if such person’s actions are based on the records or books of account of the corporation, or on information supplied to such person by officers of the corporation acting in the course of their duties, or advice given by legal counsel for the corporation or by any independent CPA or by an appraiser or other expert selected with reasonable care by the corporation.
     26. Under new Section 8.5, a court may determine that indemnification is proper even if a contrary determination was made under Section 8.3.
     27. Under new Section 8.6, the corporation may advance expenses of a person being indemnified upon receipt by the corporation of a signed statement by the person being indemnified that such person has met the standards of care set forth in Sections 8.1 and 8.2, and of an undertaking by the person being indemnified that such person will repay the amount advanced if it is ultimately determined that the person is not entitled to be indemnified.
     28. Under new Section 8.7, the indemnification and advancement of expenses are not the exclusive rights that a person seeking indemnification may have. The corporation is specifically authorized to enter into individual contracts respecting indemnification and advancement of expenses with any of its directors, officers, employees or agents.
     29. Under new Section 8.8, the corporation is allowed, to the fullest extent permitted by Montana law, to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation.
     30. Under new Section 8.9, certain terms used in Article VIII are defined.
     31. Under new Section 8.10, the rights to indemnification and advancement of expenses shall continue as to any person who has ceased to be an officer or director and shall inure to the benefit of the heirs, executors, administrators, and other personnel and legal representatives of such a person.
     32. Under new Section 8.11, except for proceedings to enforce rights to indemnification under Section 8.5, the corporation shall not be required to indemnify any director or officer in connection with any proceeding brought by such person unless the proceeding was authorized or consented to by the Board.
     33. Under new Section 8.12, the corporation, as authorized by the Board, may indemnify and advance expenses to employees and agents of the corporation as it does to directors and officers under Article VIII.
     34. Under new Section 8.13, neither the amendment or repeal of any section of Article VIII will adversely affect any right or protection of any director, officer, employee or agent established by Article VIII existing at the time of such amendment or repeal, or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising prior to such amendment or repeal.
     The description above is a summary of various amendments to the prior Restated Bylaws by the newly adopted Amended and Restated Bylaws. This description does not purport to be complete and is qualified by reference to the Amended and Restated Bylaws of the Registrant, a copy of which is attached to this current report as Exhibit 3(ii) and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     3.8      Amended and Restated Bylaws dated January 28, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 2, 2010

FIRST INTERSTATE BANCSYSTEM, INC.
By:	/s/ LYLE R. KNIGHT
Lyle R. Knight
President and Chief Executive Officer